Exhibit 10.12

Execution Version

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made effective as of September 30, 2024, by and among (i) BOKA Energy LP (“Assignor”); (ii) Rose Hill Holdings Limited, an Isle of Man company (“Rose Hill”), Anchorman Holdings Inc., a British Virgin Islands company (“Anchorman”), and Blackstem Forest, LLC, a Wyoming limited liability company (“Blackstem”); and (iii) Prairie Operating Co., a Delaware corporation (the “Company”).

WHEREAS, pursuant to that certain Prairie Operating Co. Amended and Restated Non-Compensatory Option Agreement, effective as of May 3, 2023 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Option Agreement”), Assignor was offered the right and non-compensatory option to purchase 800,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock,” and such option, the “Option”);

WHEREAS, Assignor desires to assign and transfer to Rose Hill, and Rose Hill desires to accept and assume from Assignor, all of Assignor’s rights, title, interests and obligations in and to a portion of the Option relating to 300,000 non-compensatory options to purchase an equal number of shares of Common Stock (collectively, the “Rose Hill Assigned Interests”);

WHEREAS, Assignor desires to assign and transfer to Anchorman, and Anchorman desires to accept and assume from Assignor, all of Assignor’s rights, title, interests and obligations in and to a portion of the Option relating to 200,000 non-compensatory options to purchase an equal number of shares of Common Stock (collectively, the “Anchorman Holdings Assigned Interests”); and

WHEREAS, Assignor desires to assign and transfer to Blackstem, and Blackstem desires to accept and assume from Assignor, all of Assignor’s rights, title, interests and obligations in and to a portion of the Option relating to 300,000 non-compensatory options to purchase an equal number of shares of Common Stock (collectively, the “Blackstem Assigned Interests”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignments.

(a) Assignor hereby sells, conveys, assigns, transfers and delivers to Rose Hill all of its rights, title, interests and obligations in and to the Rose Hill Assigned Interests. Rose Hill hereby accepts and assumes all such rights, title, interests and obligations in and to the Rose Hill Assigned Interests.

(b) Assignor hereby sells, conveys, assigns, transfers and delivers to Anchorman all of its rights, title, interests and obligations in and to the Anchorman Holdings Assigned Interests. Anchorman Holdings hereby accepts and assumes all such rights, title, interests and obligations in and to the Anchorman Holdings Assigned Interests.

(c) Assignor hereby sells, conveys, assigns, transfers and delivers to Blackstem all of its rights, title, interests and obligations in and to the Blackstem Assigned Interests. Blackstem hereby accepts and assumes all such rights, title, interests and obligations in and to the Blackstem Assigned Interests.

(d) After giving effect to the assignments set forth in Sections 1(a) through (c) above (collectively, the “Assignments”), the ownership of the non-compensatory options to purchase an equal number of shares of Common Stock under the Option (“Option Shares”) shall be as follows:

Owner	Option Shares

Rose Hill Assignee	300,000
Anchorman Holdings Assignee	200,000
Blackstem Assignee	300,000
Assignor	0
Total:	800,000

2. Consent; Option Agreements. The Company hereby consents to the Assignments in accordance with Section 10 of the Option Agreement. In connection with the Assignments and substantially concurrently therewith:

(a) Rose Hill and the Company shall enter into the Non-Compensatory Option Agreement in the form attached hereto as Exhibit A;

(b) Anchorman and the Company shall enter into the Non-Compensatory Option Agreement in the form attached hereto as Exhibit B; and

(c) Blackstem and the Company shall enter into the Non-Compensatory Option Agreement in the form attached hereto as Exhibit C.

3. Further Assurances. The parties hereto agree that, from time to time, they will execute and deliver to each other such additional documents and instruments as may be required in order to carry out the purposes of this Agreement.

4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither party may assign or transfer this Agreement or any of its rights, interests or obligations under this Agreement without the prior written consent of the other party. Any attempted assignment or transfer in violation of this Agreement shall be null, void and ineffective.

5. Invalid Provisions. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

6. Amendment. This Agreement may not be amended, supplemented or modified without the written consent of the parties hereto.

7. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule. Each of the parties hereto consents to submit itself to the exclusive jurisdiction of the courts of the Delaware Chancery Courts located in Wilmington, Delaware, or, if such court shall not have jurisdiction, any federal court of the United States or other Delaware state court located in Wilmington, Delaware, and appropriate appellate courts therefrom, in any legal proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement. Each party hereto waives, to the fullest extent permitted by law, any right it may have to a trial by jury.

8. Counterparts; Headings. This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document. A party’s delivery of any executed counterpart signature page by facsimile (or electronic .pdf format transmission) is as effective as executing and delivering this Agreement in the presence of the other party, and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

[Signature pages follow]

2

IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ASSIGNOR:

BOKA Energy LP
By:	BOKA Energy GP LLC, as general partner

By:	/s/ John James
Name:	John James
Title:	President

ROSE HILL:

Rose Hill Holdings Limited

By:	/s/ Diane Dentith
Name:	Diane Dentith
Title:	In her capacity as director of Sovereign Directors Ltd, as corporate director of the Company

ANCHORMAN HOLDINGS:

Anchorman Holdings Inc.

By:	/s/ Diane Dentith
Name:	Diane Dentith
Title:	In her capacity as director of Sovereign Directors Ltd, as corporate director of the Company

[Signature Page to Assignment and Assumption Agreement]

BLACKSTEM:

Blackstem Forest, LLC

By:	/s/ Erik Thoresssen
Name:	Erik Thoresen
Title:	Manager

COMPANY:

Prairie Operating Co.

By:	/s/ Craig Owen
Name:	Craig Owen
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Assignment and Assumption Agreement]

Exhibit A

Form of Rose Hill Non-Compensatory Option Agreement

[See attached.]

[Exhibit A]

Exhibit B

Form of Anchorman Non-Compensatory Option Agreement

[See attached.]

[Exhibit B]

Exhibit C

Form of Blackstem Non-Compensatory Option Agreement

[See attached.]

[Exhibit C]